Lord Abbett High Yield Fund

Supplement dated October 15, 2013 to the

Summary Prospectus dated April 1, 2013

The following replaces the subsection under “Management – Portfolio Managers” on page 8 of the summary prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Steven F. Rocco, Partner and Portfolio Manager	2010
Robert A. Lee, Partner and Director	2013
Christopher J. Towle, Partner and Director	1998

Please retain this document for your future reference.